Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of December 23, 2010 (this “Amendment”), among PHIBRO ANIMAL HEALTH CORPORATION, a New York corporation (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, and the Lenders listed on the signature pages hereto, to the CREDIT AGREEMENT, dated as of August 31, 2010, as amended, supplemented, amended and restated or otherwise modified from time to time (the “Credit Agreement”) among the Borrower, each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Collateral Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 11.01 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.      Amendments.

As of the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a)        Section 7.02(2) is hereby replaced in its entirety with the following:

“(2) (A) Indebtedness evidenced by the Senior Notes outstanding on the date hereof, and (B) Additional Notes (as defined in the Senior Notes Document) up to an aggregate principal amount of $25.0 million, and the guarantees in respect thereof;”

(b)        Section 7.02(15) is hereby amended by an insertion as indicated:

“(15) unsecured Indebtedness of the Borrower or any of its Subsidiaries under Credit Facilities and under clause (2)(B) above in an aggregate amount at any time outstanding not to exceed (I) the greater of (x) $100.0 million and (y) the sum of (a) 85% of the book value of the receivables of the Borrower and the Subsidiaries plus (b) 65% of the book value of inventory of the Borrower and the Subsidiaries, in each case, calculated on a consolidated basis and in accordance with GAAP minus (II) the Aggregate Commitments at such time.”

Section 2.      Representations and Warranties.

The Borrower represents and warrants to the Lenders as of the date hereof and the Amendment Effective Date (as defined below) that:

(a)        Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material aspects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements of the Borrower and its Subsidiaries furnished pursuant to Section 6.01(a) and Section 6.01(b), respectively, of the Credit Agreement.

(b)        At the time of and before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.      Conditions to Effectiveness.

This Amendment shall become effective as of the date (the “Amendment Effective Date”) that the Administrative Agent (or its counsel) shall have received from the Borrower, the Administrative Agent and each Lender a counterpart of this Amendment signed on their behalf. The Administrative Agent shall notify the Borrower of the Amendment Effective Date promptly after such date.

Section 4.      Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.      Applicable Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.      Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.      Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Upon the effectiveness of this Amendment, (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment and (b) each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PHIBRO ANIMAL HEALTH CORPORATION

By:		/s/ David C. Storbeck
	Name:	David C. Storbeck
	Title:	Vice President Finance & Treasurer

[Credit Agreement Amendment No. 1]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:		/s/ George S. Carey
	Name:	George S. Carey
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:		/s/ Stacey A. Hamilton Sandler
	Name:	Stacey A. Hamilton Sandler
	Title:	Senior Vice President

[Credit Agreement Amendment No. 1]

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDER- LAND”, NEW YORK BRANCH, as a Lender

By:		/s/ Stephen Gilbert
Name: Stephen Gilbert
	Title:	Vice President

By:		/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

[Credit Agreement Amendment No. 1]

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By:		/s/ Frank J.Kelly
	Name:	Frank J. Kelly
	Title:	Senior Vice President

[Credit Agreement Amendment No. 1]